UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 29, 2006
                                (Date of Report)

                             ACL SEMICONDUCTORS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                000-50140                   16-1642709
(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)          File Number)             Identification No.)


              B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE,
                      6 WANG KWUN ROAD, KOWLOON, HING KONG
                    (Address of principal executive offices)

                               011- 852-2799-1996
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         By letter dated December 19, 2006, Registrant was notified by Stonefield Josephson, Inc. ("SJI"), its former accountants (See Registrant's Report on Form 8-K filed December 20, 2006 reporting Registrant's change in its certifying accountant), that, based on SJI's becoming aware of certain information related to Registrant's obligations with respect to guarantees of bank debt of Classic Electronics Ltd. ("Classic"), SJI has concluded that Registrant should have consolidated the financial statements of Classic with the Company's financial statements as of and for the interim periods ended March 31, 2006 and June 30, 2006, in accordance with the requirements of FASB Interpretation No. 46(R) (As Amended), CONSOLIDATION OF VARIABLE INTEREST ENTITIES, and not presenting consolidated financial statements including Classic has a material impact on such interim financial statements.

         SJI's letter further notified the Registrant that SJI has, as defined by Item 304(a)(1) of Regulation S-K, a disagreement with Registrant in the application of accounting principles which, if not resolved to SJI's satisfaction, would have caused SJI to make reference to the subject matter of the disagreement in connection with their report.

         Registrant disagrees with SJI's conclusions. Registrant has consulted with its newly appointed accountants Jeffrey Tsang & Co. ("JTC") regarding the applicability of FIN 46 in connection with the matters referenced herein. The advice provided by JTC was an important factor considered by Registrant in reaching a decision as to the reporting issue. In its letter dated December 19, 2006, filed as Exhibit 16.2 to Registrant's report on Form 8-K filed on December 20, 2006, JTC expressed the view that that a consolidation of the Registrant and Classic was not required under FIN 46 because such cross corporate guarantees were: (a) temporary in nature and released at the date of issue of such report,
(b) had no adverse implication or expected impact on the financial position of the Registrant as the cross-guarantees given by the Registrant were fully secured by collateral provided by Classic, and (c) did not crystallize any gain or loss on the Registrant. By 2 additional letters dated December 28, 2006, JTC maintained this view but requested the Registrant to issue the respective Form 10-Q/A for the interim periods ended March 31, 2006 and June 30, 2006 to incorporate the note disclosure of that cross guarantee given to Standard Chartered Bank (Hong Kong) Limited. With respect to the issues regarding the applicability of FIN 46 in connection with Classic, please refer to Registrant's Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on December 20, 2006, which report is amended hereby.

         In accordance with Section 4.02(c) of Form 8-K, Registrant has provided SJI with a copy of this Form 8-K/A and has requested SJI to furnish Registrant as promptly as possible a letter addressed to the Commission whether SJI agrees with the statements made by Registrant in this Form 8-K/A and, if not, stating the respects in which it does not agree. Registrant will further amend this Form 8-K/A no later than two business days after Registrant's receipt of the letter.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) None.

              (b) None.

              (c) Exhibits.

                      16.1 Letter from Stonefield Josephson, Inc. dated
                           December 19, 2006.

                      16.2 Letter from Jeffrey Tsang & Co. dated December 19,
                           2006 to the Registrant*

                      16.3 Letter from Jeffrey Tsang & Co. dated December 28,
                           2006 with respect the Registrant's Form 10-Q/A covering the interim period ended March 31, 2006.

                      16.4 Letter from Jeffrey Tsang & Co. dated December 28,
                           2006 with respect the Registrant's Form 10-Q/A covering the interim period ended June 30, 2006.


* Previously filed as an exhibit to the Registrant's Form 8-K (File No. 000-50140) filed on December 20, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2006

                                            ACL SEMICONDUCTORS INC.



                                            By: /s/ KENNETH LAP-YIN CHAN
                                                --------------------------------
                                                Name:  Kenneth Lap-Yin Chan
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
----------       -------------

16.1             Letter from Stonefield Josephson, Inc. dated December 19, 2006.

16.2             Letter from Jeffrey Tsang & Co. dated December 19, 2006 to the
                 Registrant*

16.3 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended March 31, 2006.

16.4 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended June 30, 2006.


* Previously filed as an exhibit to the Registrant's Form 8-K (File No. 000-50140) filed on December 20, 2006.